This is filed pursuant to Rule 497(e).
Alliance Money Market Fund
File Nos.: 33-85850 and 811-08838


[LOGO] Wayne Hummer
       INVESTMENTS LLC

Introduces...

Alliance
Money
Market
Fund

General Municipal Portfolio

Prospectus

   March 27, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        [LOGO] Wayne Hummer
               INVESTMENTS LLC

        300 South Wacker Drive
        Chicago, Illinois 60606

      This prospectus describes the General Municipal Portfolio (the "Portfolio") of the Alliance Money Market Fund. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

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                              RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

      Objectives: The investment objectives of the Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income exempt from income taxes to the extent described below.

      Principal Investment Strategy: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by investing in a portfolio of high-quality money market securities.

      Principal Risks: The principal risks of investing in the Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

      The performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

      o the Portfolio's average annual total returns for one year, five years and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      The Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain the most current seven-day yield information for the Portfolio by calling 1-800-221-9513 or your broker.

General Municipal Portfolio

                                PERFORMANCE TABLE

                                                            Since
                             1 Year        5 Years      Inception**
--------------------------------------------------------------------------------
                             3.30%         2.84%          2.84%
--------------------------------------------------------------------------------

*   Inception date:12/29/95.
**  Inception date:12/13/95.

                                    BAR CHART
                              [BAR CHART OMITTED]

Calendar Year End

95                       n/a

96                      2.78%

97                      2.93%

98                      2.73%

99                      2.46%

00                      3.30%

      During the period shown in the bar chart, the highest return for a quarter was .88% (quarter ending June 30, 2000) and the lowest return for a quarter was
 .52% (quarter ending March 31, 1999).

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                       FEES AND EXPENSES OF THE PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

The Portfolio has no sales load on purchases or reinvested dividends, deferred sales loads, or redemption or exchange fees.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Examples

    Management Fees....................................................    .50%
    12b-1 Fees.........................................................    .45%
    Other Expenses.....................................................    .37%
                                                                         ------
    Total Portfolio Operating Expenses.................................   1.32%
    Waiver and/or Expense Reimbursement*...............................   (.32)%
    Net Expenses.......................................................   1.00%
                                                                         ------

----------
* Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement during the Portfolio's current fiscal year of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES**

The examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

    1 Year...........................................................     $  102
    3 Years..........................................................     $  387
    5 Years..........................................................     $  693
    10 Years.........................................................     $1,562

----------
** These examples assume that Alliance's agreement to bear a portion of the Portfolio's operating expenses is not extended beyond its initial period of one year.

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   OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

      Please note:

      o Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

      o There can be no assurance that the Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolio's investment strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      The investment objectives of the Portfolio are--in the following order of priority--safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income exempt from income taxes.

      As a matter of fundamental policy, the Portfolio pursues it objectives by maintaining a portfolio of high-quality money market securities. The Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to taxable investments).

      As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

      The Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio may invest without limit in tax-exempt municipal securities that are subject to the Federal alternative minimum tax (the "AMT").

      Municipal Securities. The Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

      The Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Portfolio may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

      The Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by the Adviser to be of comparable quality. Securities also must meet credit standards applied by the Adviser.

      The quality and liquidity of the Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but stand-by commitments are not expected to comprise more than 5% of the Portfolio's net assets. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Portfolio's Custodian will maintain liquid assets having a value equal to, or greater than, these commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for these securities take place at a later time. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue.

      Taxable Investments. The Portfolio may invest in taxable investments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolio's principal risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

      The Portfolio may invest up to 10% of its net assets in illiquid securities including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolio's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

      The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

      The Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

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                          MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

      The Portfolio's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which more than $175 billion represented assets of investment companies). As of December 31, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies managed by Alliance, comprising 135 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.

Under its Advisory Agreement with the Portfolio, Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio paid Alliance, for the fiscal year ended November 30, 2000, as a percentage of average daily net assets .18%. (Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the prospectus for more information about fee waivers.)

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolio to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Portfolio, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

Administrator

      ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolio. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its proprietary shareholder accounting system. ADP is entitled to receive from the Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for the Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Portfolio Values Its Shares

      The Portfolio's net asset value or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the New York Stock Ex change (NYSE) is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase the Portfolio's shares through your Investment Executive by instructing your financial intermediary to use Alliance Money Market General Municipal Portfolio in connection with your brokerage account. There is a $500 minimum for an initial investment.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft, payable to Wayne Hummer Investments LLC, who will deposit it into the Portfolio. Please indicate your brokerage account number on the check or draft.

      By Sweep:

      Wayne Hummer Investments LLC has an automatic "sweep" available for shareholders in the Portfolio. All cash balances in your brokerage account in excess of $100 but less than $500 will be "swept" into the Portfolio on a weekly basis. However, when the daily balance of your brokerage account exceeds $500, all of the funds in your brokerage account will be "swept" daily into the Portfolio.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the NYSE is open through your Investment Executive. Your sales price will be the next-determined NAV after the Portfolio receives your sales request in proper form. Normally, redemption proceeds will be wired or mailed to you either the same or the next business day, but generally no later than seven days after receipt of your request for redemption.

      o By Contacting Your Investment Executive

      Instruct your Investment Executive to order a withdrawal from your money market account and issue a check made payable to you.

      o By Sweep

      Wayne Hummer Investments LLC offers an automatic sweep arrangement, which will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

Other

      The Portfolio has two transaction times each business day, 12:00 p.m. and 4:00 p.m., Eastern time. New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day you redeem shares regardless of whether the redemption order is received before or after 12:00 p.m.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      The Portfolio's net income is paid daily to shareholders and automatically invested in additional shares in your account. The Portfolio expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains.

General Municipal Portfolio

      Distributions of tax-exempt interest income from the Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions out of taxable interest income, other investment income and short-term capital gains, are taxable to you as ordinary income and distributions of long-term capital gains, if any, may be taxable to you as long-term taxable gains.

      Consult your tax adviser as to the tax consequences of an investment in the Portfolio, including the possible applicability of the AMT to a portion of the distributions.

      Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year.

      The sale of Portfolio shares is a taxable transaction for Federal income tax purposes.

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                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Portfolio has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The Portfolio pays these fees in the amount of 0.45% as a percent of aggregate average daily net assets. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent accountants, for the fiscal years ended November 30, 1999 and November 30, 2000, and by other independent accountants for the periods prior to November 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Portfolio's financial statements, appears in the Annual Report, which is available upon request.

                                                                       GENERAL MUNICIPAL PORTFOLIO
                                  ==============================================================================
                                                                                                    December 29,
                                                                                                          1995(a)
                                                            Year Ended November 30,                           to
                                   ==============================================================   November 30,
                                            2000            1999            1998            1997            1996
                                   ==============  ==============  ==============  ==============  ==============

Net asset value, beginning of period...   $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                          -------         -------         -------         -------         -------

Income from Investment Operations
Net investment income (b).................   .032            .024            .027            .029            .027
                                          -------         -------         -------         -------         -------

Less: Dividends
Dividends from net investment income......  (.032)          (.024)          (.027)          (.029)          (.027)
                                          -------         -------         -------         -------         -------
Net asset value, end of period............$  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                          =======         =======         =======         =======         =======

Total Return
Total investment return based on net
  asset value (c).........................   3.27%           2.42%           2.76%           2.92%           2.71%

Ratios/Supplemental Data
Net assets, end of period (in millions)...    $80             $64             $44            $137            $123

Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements...................... 1.00%           1.00%           1.00%           1.00%           1.00%(d)
   Expenses, before waivers and
     reimbursements....................   1.32%           1.37%           1.17%           1.21%           1.39%(d)
   Net investment income (b)...........   3.22%           2.40%           2.74%           2.87%           2.76%(d)

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(a)   Commencement of operations.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

For more information about the Portfolio, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

o Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:  c/o Alliance Global Investor Services, Inc.
          P.O. Box 1520, Secaucus, NJ 07096

By phone: For Information: (800) 824-1916
          For Literature:  (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

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Table of Contents
-----------------
RISK/RETURN SUMMARY.......................................    2
  Performance and Bar Chart Information...................    2
FEES AND EXPENSES OF THE PORTFOLIO........................    3
OTHER INFORMATION ABOUT THE PORTFOLIO'S
OBJECTIVES, STRATEGIES, AND RISKS ........................    4
  Investment Objectives and Strategies....................    4
  Risk Considerations.....................................    5
MANAGEMENT OF THE PORTFOLIO...............................    6
PURCHASE AND SALE OF SHARES...............................    6
  How The Portfolio Values Its Shares.....................    6
  How To Buy Shares.......................................    6
  How To Sell Shares......................................    7
DIVIDENDS, DISTRIBUTIONS AND TAXES........................    7
DISTRIBUTION ARRANGEMENTS.................................    8
FINANCIAL HIGHLIGHTS......................................    8

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SEC FILE No. 811-8838